                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               ASTA FUNDING, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          -------------------------------------------------------------

     (5)  Total fee paid:

          -------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------

     (3)  Filing Party:

          ------------------------------------------------------------

     (4)  Date Filed:

          ------------------------------------------------------------

                               ASTA FUNDING, INC.
                                210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

Dear Stockholder:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on March 9, 2005 at 11:00 a.m.

         The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. I am also pleased to enclose a copy of the Company's 2004 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2004.

         It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         I look forward to seeing you at the Meeting.

Sincerely,



Gary Stern
President and Chief Executive Officer

Dated:  January 28, 2005

                                ASTA FUNDING, INC
                                210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 9, 2005

         The Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") will be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on March 9, 2005 at 11:00 a.m. to consider and act upon the following:

         1. The election of eight directors.

         2. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock, par value $.01 per share, at the close of business on February 1, 2005 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 for a period of ten days prior to the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS





                                          Mitchell Cohen, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

Dated:  January 28, 2005

                                ASTA FUNDING, INC
                                210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 9, 2005


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey on March 9, 2005 at 11:00 a.m., and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about February 8, 2005. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" Proposal 1 (to elect the Board of Directors' nominees to the Board of Directors).

         The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only holders of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record on the close of business on February 1, 2005 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, the Company had outstanding 13,551,047 shares of Common Stock. Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There are no cumulative voting rights with respect to the election of Directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality of the votes cast. Stockholders vote at the Meeting by casting ballots (in person or by proxy), which are tabulated, by a person or persons appointed by the Board of Directors before the Meeting to serve as inspector or inspectors of election at the Meeting. For purposes of determining the votes cast with respect to the election of members of the Board of Directors, only those votes cast "for" are included. Pursuant to Delaware corporate law, abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of December 31, 2004 with respect to beneficial ownership of the Company's Common Stock by (i) each director and executive officer acting in the capacity as such on September 30, 2004, (ii) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.


Name and Address of Beneficial Owner                            Number      Percentage (1)
                                                             ------------   ------------
Arthur Stern..........................................         739,148(2)       5.4%
Gary Stern............................................       1,391,224(3)       9.8%
Mitchell Cohen........................................             -0-(4)        *
Mitchell Herman.......................................         114,548(5)        *
Herman Badillo
909 Third Avenue
New York, NY  10022...................................          42,667(6)         *
Edward Celano
2115 Scotch Gamble Road
Scotch Plains, NJ ....................................          11,669(7)         *
Harvey Leibowitz
159 West 53rd Street, Apt 229
New York, NY  10019...................................          59,334(8)         *
David Slackman
28 Markwood Lane
East Northport, NY  11731.............................             -0-(9)         *
Alan Rivera
C/O Asta Funding, Inc.
210 Sylvan Ave
Englewood Cliffs, NJ  07632...........................           5,668(10)        *
Louis A. Piccolo
211 East 53rd Street
New York, NY  10022...................................             -0-(11)        *
Asta Group, Incorporated..............................         842,000(12)      6.2%
Barbara Marburger
9 Locust Hollow Road
Monsey, NY  10952.....................................         440,440(13)      3.3%
Judith R. Feder
928 East 10th Street
Brooklyn, NY  11230...................................       1,870,000(14)     13.8%
Stern Family Investors LLC............................         692,000(15)      5.1%
GMS Family Investors LLC..............................       1,162,000(16)      8.6%
All executive officers and directors
as a group (10 persons)...............................       2,364,258(17)      16.2%

* Less than 1%

(1) Any shares of common stock that any person named above has the right to acquire within 60 days of December 31, 2004, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2) Includes 232,666 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2004, and 214,542 shares of common stock owned by Asta Group, Incorporated which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Excludes 349,460 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 1,278 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either LLC and disclaims beneficial ownership of the shares owned by the LLCs. Also excludes 113,334 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(3) Includes 652,666 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2004, and 196,656 shares of common stock owned by Gary Stern as custodian for his minor children and 285,522 shares of common stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Excludes 923,325 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Also excludes 193,334 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004, and 196,656 shares of common stock held by one of his children who is no longer a minor and for which he disclaims beneficial ownership.

(4) Excludes 30,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(5) Includes 12,000 shares of common stock owned by Mitchell Herman as custodian for his minor child. Mr. Herman resigned as Executive Vice President and Chief Financial Officer and Director effective September 30, 2004. Mr. Herman's remaining 30,002 stock options were canceled as of December 31, 2004.

(6) Represents 42,667 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2004. Excludes 43,333 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(7) Represents 11,669 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2004. Excludes 43,333 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(8) Includes 59,334 shares of common stock issuable upon exercise of options exercisable within 60 days of December 31, 2004. Excludes 36,666 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(9) Excludes 43,334 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(10) Represents 5,668 shares of common stock issuable upon exercise of options exercisable within 60 days of December 31, 2004. Excludes 36,332 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(11) Excludes 25,713 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004.

(12) Asta Group, Incorporated is owned by Arthur Stern, our Chairman of the Board and an Executive Vice President, Gary Stern, our President and Chief Executive Officer, and other members of the Stern family, including Barbara Marburger.

(13) Includes 90,676 shares of common stock owned by Barbara Marburger as custodian for her minor child and 70,896 shares of common stock owned by Asta Group, which shares are attributable to Barbara Marburger based on her percentage ownership of Asta Group. Excludes shares of common stock held by her children who are no longer minors and for which she disclaims beneficial ownership. Barbara Marburger is the daughter of Arthur Stern and the sister of Gary Stern.

(14) Includes 16,000 shares owned directly, 692,000 shares owned by Stern Family Investors LLC and 1,162,000 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power as to such shares.

(15) A limited liability company of which Judith R. Feder has sole voting and investment power. Arthur Stern has a 49.5% beneficial interest in the LLC, his wife, Alice Stern, has a 1% beneficial interest, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC.

(16) A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(17) Includes 1,004,670 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2004. Excludes 565,379 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of December 31, 2004, and the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         In accordance with the Company's Certificate of Incorporation and Bylaws, the number of directors of the Company has been set by the Board of Directors at eight. At the Meeting, eight directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

         All eight nominees named in this proxy statement are currently directors. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors' nominees will be voted for such other person.

                  The current Board of Directors, based on the recommendation of our Nominating Committee, nominated the individuals named below for election to our Board of Directors, and background information on each of the nominees as of December 31, 2004 is set forth below:

--------------------------------------- ------------------------------------- -------------------------------------
NAME                                    AGE                                   POSITION
--------------------------------------- ------------------------------------- -------------------------------------
Arthur Stern                            84                                    Chairman of the Board and Executive
                                                                              Vice President
--------------------------------------- ------------------------------------- -------------------------------------
Gary Stern                              52                                    Director, President and Chief
                                                                              Executive Officer
--------------------------------------- ------------------------------------- -------------------------------------
Herman Badillo                          75                                    Director
--------------------------------------- ------------------------------------- -------------------------------------
Edward Celano (1)(3)                    66                                    Director
--------------------------------------- ------------------------------------- -------------------------------------
David Slackman (1)(2)                   57                                    Director
--------------------------------------- ------------------------------------- -------------------------------------
Harvey Leibowitz (1)(2)                 70                                    Director
--------------------------------------- ------------------------------------- -------------------------------------
Alan Rivera(2)(3)                       43                                    Director
--------------------------------------- ------------------------------------- -------------------------------------
Louis A. Piccolo(3)                     52                                    Director
--------------------------------------- ------------------------------------- -------------------------------------

(1)  Member of Audit Committee
(2)  Member of Compensation Committee
(3)  Member of Nominating Committee

         Arthur Stern has been a director and has served as Chairman of the Board of Directors and Executive Vice President of the Company since the Company's inception in July 1994. Since 1963, Mr. Stern has been President of Asta Group, Incorporated, a consumer finance company ("Group"). In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

         Gary Stern has been a director and the President and Chief Executive Officer of the Company since the Company's inception in July 1994. Mr. Stern has been Vice President, Secretary, Treasurer and a director of the Group since 1980 and held other positions with Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

         Herman Badillo has been a director of the Company since September 1995. He has been a member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, for more than five years. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor's Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979.

         Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formally a consultant with M.R. Weiser & Co., from 2001 to 2003 and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank after having held different positions at the bank for over 20 years.

         Harvey Leibowitz has been a director of the Company since March 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963.

         David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as President, Manhattan Market -- New York of Commerce Bank since June 2001. Prior to June 2001, Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994.

         Alan Rivera has been a director of the Company since February 2004. Mr. Rivera has served as Chief Financial Officer and General Counsel of Millbrook Capital Management Inc. since September 1996. Prior to September 1996, Mr. Rivera was an Executive Vice President of Finance and Administration and General Counsel of the New York City Economic Development Corporation from 1994 to 1996.

         Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc since 1988. Prior to 1988, Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc from 1983 to 1988, and held the same positions at Debenham's PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick.

         Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.

                         BOARD ORGANIZATION AND MEETINGS

         Composition of the Board of Directors. Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Recently, Nasdaq adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee and the Nominating Committee. As noted below, the Board of Directors has determined that the members of the Audit Committee and the Nominating Committee satisfy all such definitions of independence. The Board of Directors has also determined that the following members of the Board satisfy the Nasdaq definition of independence: Edward Celano, Harvey Leibowitz, David Slackman, Alan Rivera and Louis A. Piccolo.

         During the fiscal year ended September 30, 2004, the Board of Directors held seven meetings and acted nine times by unanimous consent, the Audit Committee held four meetings, the Compensation Committee held two meetings and the Nominating Committee held one meeting. During the 2004 fiscal year, each member of the Board of Directors that was a Board Member during the fiscal year attended at least 75% of all the meetings of the Board of Directors that such Director was eligible to attend, and committees of the Board of Directors of which such director was a member. There are three standing committees of the Board of Directors, each of which is described below.

         Compensation Committee. During the fiscal year ended September 30, 2004, the Compensation Committee consisted of Herman Badillo (the Chairman), David Slackman and Harvey Leibowitz. As of the current fiscal year, the Committee was re-constituted to consist of David Slackman (Chairman), Harvey Leibowitz and Alan Rivera. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of the Company's officers and directors and to recommend any changes in compensation to the full Board of Directors.

               Nominating Committee. During the fiscal year ended September 30, 2004, the Nominating Committee consisted of David Slackman (Chairman), Edward Celano and Harvey Leibowitz. As of the current fiscal year, the Committee was re-constituted to consist of Edward Celano (Chairman), Louis Piccolo and Alan Rivera. The Nominating Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on the Company's Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board.

         Audit Committee. During the fiscal year ended September 30, 2004, the Audit Committee consisted of Harvey Leibowitz (the Chairman), David Slackman and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of the Company's independent registered public accounting firm assume direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

         The Audit Committee has selected Eisner LLP to serve as the Company's independent registered public accounting firm during the current fiscal year. Eisner LLP served as the Company's independent registered public accounting firm during the fiscal year ended September 30, 2004. A representative of Eisner LLP is expected to be present at the Annual Meeting to make such statements as Eisner LLP may desire and will be available to answer appropriate questions from shareholders.

         Audit Committee Financial Expert. The Board of Directors has determined that Harvey Leibowitz is an "audit committee financial expert"; as such term is defined by the Securities and Exchange Commission ("SEC"). As noted above, Mr. Leibowitz - as well as the other members of the Audit Committee - has been determined to be "independent" within the meaning of SEC and Nasdaq regulations.

         Audit Committee Charter. The Audit Committee performed its duties during fiscal 2004 under a written charter approved by the Board of Directors. A copy of the Audit Committee Charter was attached to last year's Proxy Statement.

         Independence of Audit Committee Members. The Company's Common Stock is listed on the Nasdaq National Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and under the SEC's Rule 10A-3.

         Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K, for the fiscal year ended September 30, 2004:

         (1) The Audit Committee reviewed and discussed the audited financial statements with the Company's management.

         (2) The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented.

         (3) The Audit Committee received and reviewed the written disclosures and the letter from the Company's independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the Company's independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2004 Annual Report on Form 10-K.

                            Audit Committee Members:

                           Harvey Leibowitz (Chairman)
                                 David Slackman
                                  Edward Celano

         The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

         Audit Fees. The Company was billed $317,000 for the audit of the Company's annual financial statements for the year ended September 30, 2004 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during fiscal 2004.

         Financial Information Systems Design Implementation Fees. The Company was not billed for and did not receive any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) from the Company's independent registered public accounting firm during the year ended September 30, 2004.

         All Other Fees. There were no other services provided by Eisner LLP, the Company's independent registered public accounting firm.

         Other Matters. No other matters were considered by the Audit Committee of the Board of Directors.

         Of the time expended by the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended September 30, 2004, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

         Nominating Committee. The Board of Directors has established a Nominating Committee consisting of Edward Celano (Chairman), Louis Piccolo, and Alan Rivera. The Nominating Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on the Company's Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board.

         Nominating Committee Charter. The Board of Directors has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee's charter was attached to the Company's Proxy Statement for last year's annual meeting.

         Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

         Procedures for Considering Nominations Made by Shareholders. The Nominating Committee's charter and guidelines developed by the Nominating Committee describe procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and
(b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

         Qualifications. The charter and guidelines developed by the Nominating Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

         o must satisfy any legal requirements applicable to members of the Board of Directors;

         o must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

         o must have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

         o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

         o must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee's capacity to serve in a fiduciary position.

         Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by shareholders. The guidelines developed by the Nominating Committee provide that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

         o a review of the information provided to the Nominating Committee by the proponent;

         o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

         o  a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

         Third Party Recommendations. In connection with the 2005 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company's Common Stock for at least one year.



                                PERFORMANCE GRAPH

                  Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

         The following graph compares the cumulative total shareholder return on our Common Stock since September 30, 1999, with the cumulative return for the NASDAQ Stock Market (US) Index and five stocks comprising our peer group index over the same period, assuming the investment of $100 on September 30, 1999, and the reinvestment of all dividends. We declared dividends of $0.025 per share in fiscal 2003 payable November 1, 2003. During the year ended September 30, 2004 we declared quarterly cash dividends aggregating $0.12 per share of which $0.035 per share was paid November 1, 2004.


                                  [GRAPH OMITTED]

                         1999      2000      2001      2002     2003     2004
                         ----      ----      ----      ----     ----     ----
ASTA FUNDING, INC.      100.00    209.09    360.22    396.00   949.93  1189.96
PEER GROUP INDEX        100.00    129.99     32.67     25.80    70.02    79.83
NASDAQ MARKET INDEX     100.00    136.79     56.05     45.09    69.11    73.27

                   ASSUMES $100 INVESTED ON SEPTEMBER 30, 1999
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING SEPTEMBER 30, 2004


                            COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company received a fee of $16,000 for fiscal 2004 and will receive a fee of $20,000 for fiscal 2005 for serving as a member of the Board of Directors. Each Committee Chair will receive $5,000 per year. The Company reimburses each director for the expenses incurred in connection with attendance at such meetings.

         On October 28, 2004, the Company granted non-qualified stock options covering 25,000 shares of Common Stock to: Herman Badillo, Edward Celano, Harvey Leibowitz, David Slackman, Alan Rivera, and Louis Piccolo at an exercise price of $18.22 per share. One-third of such options become exercisable on October 28, 2005, 2006 and 2007.



                             EXECUTIVE COMPENSATION

         The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the fiscal years ended September 30, 2004, 2003 and 2002 with respect to the Company's Chief Executive Officer and each other executive officer whose total annual salary and bonus are $100,000 or more:

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                           Compensation
                                                                                             Awards (1)
                                                                                            ------------
                                                Annual Compensation             Other        Securities
                                          --------------------------------     Annual        Underlying         All Other
          Name and                                    Salary        Bonus    Compensation   Options/ SARs     Compensation
     Principal Position                     Year        ($)         ($)          ($)          (#)(2)           ($) (3)
-----------------------------             --------   --------     --------   ------------- -------------      -----------
Gary Stern                                  2004     $450,000      $50,000        --          150,000          $1,591
 President and Chief                        2003     $375,000     $250,000        --           70,000          $1,958
 Executive Officer                          2002     $325,000     $200,000        --                           $1,722

Mitchell Herman                             2004     $300,000      $50,000        --                             $753
 Chief Financial Officer                    2003     $250,000     $125,000        --           50,000            $847
 and Executive Vice President (4)           2002     $200,000     $100,000        --                --           $718


Arthur Stern                                2004     $300,000      $25,000        --           80,000              --
 Chairman of the Board                      2003     $275,000      $50,000        --           70,000              --
 and Executive Vice President               2002     $225,000      $50,000        --                -              --


-----------
(1) The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payout during the fiscal years ended September 30, 2004, 2003 or 2002.

(2) Comprised of incentive stock options and non-qualified stock options granted under the Company's 2002 Stock Option Plan. See "2002 Stock Option Plan."

(3) Includes insurance premium amounts paid by the Company.

(4) Mitchell Herman resigned as Chief Financial Officer and Executive Vice President and Director effective September 30, 2004.

EMPLOYMENT AGREEMENTS

         Arthur Stern entered into an Employment Agreement with the Company on November 11, 2003 which will continue until November 11, 2006. The Employment Agreement for Arthur Stern provides for a base annual salary of $300,000. Arthur Stern may be granted an annual bonus at the discretion of the Board of Directors. The Company is in the process of formalizing new employment agreements with Gary Stern and Mitchell Cohen.

           If Arthur Stern's employment with the Company is terminated for "Disability" or "Without Cause" (as such terms are defined in the Employment Agreement), or upon death, the Company will pay Arthur Stern or his estate, the base annual salary and other benefits under the Employment Agreement for the remainder of the three year term. Arthur Stern's Employment Agreement contains certain non-competition covenants and confidentiality provisions. During the term of the Employment Agreement and for a period of 12 months after the date of termination of the Employment Agreement, or for such period as the Company will continue to pay Arthur Stern his base salary and other benefits under the Employment Agreement, Arthur Stern, will not, in any geographic area in which the Company does business as of the date of termination of such Employment Agreement, directly or indirectly, compete with or be engaged in the same business as the Company or its subsidiaries.

                               STOCK OPTION PLANS

1995 STOCK OPTION PLAN

         The 1995 Stock Option Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1995 Stock Option Plan, which is included as an exhibit to the Company's reports filed with the SEC.

         The 1995 Stock Option Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

         The Company has 1,840,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan and 96,002 shares remain available as of December 31, 2004. As of December 31, 2004, approximately 133 of the Company's employees were eligible to participate in the 1995 Stock Option Plan. Future grants under the 1995 Stock Option Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after September 14, 2005.

2002 STOCK OPTION PLAN

         On March 5, 2002, the Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the "2002 Plan"), which plan was approved by the Company's stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Plan, which is included as an exhibit to the Company's reports filed with the SEC

         The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

         The Company has 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 421,667 were available as of December 31, 2004. As of December 31, 2004, approximately 133 of the Company's employees were eligible to participate in the 2002 Plan. Future grants under the 2002 Plan have not yet been determined. No option will vest more than ten years from the date of grant.

         The following tables summarize certain information relating to the grant of options to purchase Common Stock to the executive officers named in the Summary Compensation Table.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                         Individual Grants
                     --------------------------------------------------------
                      Number of        Total
                      Securities      Options/
                      Underlying        SARs
                       Options/      Granted to     Exercise of
                         SARs       Employees in     Base Price   Expiration
Name                 Granted (#)    Fiscal Year        ($/Sh)        Date
-------------        -----------    ------------    ------------  -----------
Gary Stern            150,000(2)         53.1%         $18.22       10/28/14
Arthur Stern           80,000(2)         28.3%         $18.22       10/28/14
Mitchell Cohen         30,000(3)         10.6%         $16.57         9/9/14

------
(1) The Company did not grant any stock appreciation rights to its executive officers in fiscal 2004. Options granted on October 28, 2004 are attributable to Fiscal Year 2004.

(2) These options vest in three equal annual installments commencing October 28, 2005.

(3) Mitchell Cohen joined the Company on September 9, 2004 and assumed the role of Chief Financial Officer on October 1, 2004. Mr. Cohen's options vest in three equal annual installments commencing September 9, 2005.


               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                                                                      Value of
                                                                    Number of Securities             Unexercised
                                                                   Underlying Unexercised           In-The-Money
                                                                        Options/SARs                 Options/SARs
                                        Shares                        at FY-End (#)(1)             at FY-End ($)(2)
                                       Acquired         Value     --------------------------   ---------------------------
Name                                on Exercise (#)  Realized ($) Exercisable  Unexercisable   Exercisable   Unexercisable
--------------------------          ---------------  -----------  -----------  -------------   -----------   -------------
Gary Stern                                    --             --      652,666       193,334     $ 8,549,479       $260,101
Mitchell Herman (3)                       73,997     $1,277,215          -0-        62,003              $0       $370,210
Arthur Stern                              71,000     $1,240,725      232,666       113,334      $2,545,679       $145,451



(1) The Company did not grant any stock appreciation rights.
(2) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $16.19, the fair market value of a share of Common Stock on September 30, 2004 (presumed to equal the last reported sale price of the Common Stock as reported on the Nasdaq National Market on such date).
(3) Mitchell Herman resigned as Chief Financial Officer and Executive Vice President and Director effective September 30, 2004. Mr. Herman's Unexercisable options of 30,002 were cancelled as of December 31, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's 1995 Stock Option Plan and 2002 Stock Option Plan, as of September 30, 2004. These plans were the Company's only equity compensation plans in existence as of September 30, 2004.

                                                 (a)                      (b)                          (c)
                                                                                                Number Of Securities
                                                                                              Remaining Available For
                                        Number Of Securities                                    Future Issuance Under
                                         To Be Issued Upon          Weighted-Average            Equity Compensation
                                            Exercise Of             Exercise Price Of            Plans (Excluding
                                        Outstanding Options,      Outstanding Options,        Securities Reflected In
Plan Category                           Warrants and Rights        Warrants and Rights               Column (a))
-------------                           -------------------        -------------------        ------------------------
Equity Compensation Plans Approved           1,364,171                   $6.2657                       880,000
by Shareholders
Equity Compensation Plans Not                       --                        --                            --
Approved by Shareholders
                                             ---------                   -------                       -------
Total                                        1,364,171                   $6.2657                       880,000
                                             =========                   =======                       =======

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Pursuant to the rules adopted by the Securities and Exchange Commission, the following report regarding compensation policies as they affect the Company's executive officers is furnished to the stockholders of the Company. The Compensation Committee of the Board of Directors, consisting entirely of non-management directors, approves all policies under which compensation is paid or awarded to the Company's executive officers. During the fiscal year ended September 30, 2004, the Compensation Committee consisted of Herman Badillo (the Chairman), David Slackman and Harvey Leibowitz. However, as of August 19, 2004, Edward Celano replaced Herman Badillo as a member and Chairman of this Committee.

Compensation Philosophy

The Company's executive compensation program is designed to attract and retain superior executive talent, to provide incentives and rewards to executive officers who will contribute to the long-term success of the Company and to closely align the interests of executives with those of the Company's stockholders. The principal elements of the Company's executive compensation program consist of: (i) a current compensation program, (ii) a set of standard benefits and (iii) a long-term benefit program.

The Committee evaluates the level and adequacy of executive compensation through a process that includes an informal analysis of the compensation practices of similarly situated entities in the Company's peer group, as well as those of other receivables management and debt collection companies. The Committee does not rely on quantitative methods or mathematical formulas in setting compensation for a particular executive officer. Instead, the members of the Committee determine appropriate compensation levels after examining a number of factors, including the compensation practices in the competitive marketplace, the Company's historical performance and future prospects, the job responsibilities of each executive, the past and expected contributions of individual executives and other criteria deemed relevant by the Committee.

Current Compensation Program

The current compensation element focuses upon the executive officer's base salary and is designed to provide competitive reimbursement for services rendered. The Company has entered into an employment agreement with Arthur Stern and is in the process of formalizing new employment agreements with Gary Stern and Mitchell Cohen. See "Employment Agreements." Under the current employment agreement and the anticipated employment agreements, base salaries for the executive officers of the Company for 2005 will range from $200,000 to $500,000. The Committee believes these base salaries are market for comparable positions at peer companies. The executive officer's annual base salary may be increased as determined by the Board of Directors in its sole discretion.

Standard Benefits

The Company's standard benefit package consists primarily of the matching portion of the Company's 401(k) plan, health insurance benefits and eligibility for annual bonuses.

401(k) Plan
-----------

The Company maintains a 401(k) Retirement Plan covering all of its eligible employees. Matching contributions to the plan are made at the discretion of the Board of Directors each plan year.

Annual Bonuses
--------------

Pursuant to and during the term of their employment agreement and anticipated employment agreements, each of the executive officers shall be eligible to receive bonuses as determined by the Compensation Committee of the Board of Directors of the Company in its sole discretion.

Long-Term Benefit Program

The Company's long-term benefit element is reflected in the grants and awards made pursuant to the Company's stock option plans. Stock options are designed to align the interests of the Company's executives more closely with those of the stockholders. The Company typically grants stock options at an exercise price equal to the fair market value of the Common Stock on the date of grant. These options generally vest in three equal annual installments (on the first, second and third anniversaries of the date of grant, provided that the optionee continues to be employed by the Company on such anniversary date) and are typically exercisable within ten years from the date of grant. The Committee believes that the granting of stock options provides powerful incentives for the creation of long-term value for the Company's stockholders as the full benefit of the stock options cannot be realized unless stock price appreciation occurs over a number of years. The Company's stock option plans are administered by the Compensation Committee, which has authority to determine eligibility, the types and sizes of options, the price and timing of options, and any vesting (including acceleration of vesting) of options.

1995 Stock Option Plan
----------------------

The 1995 Stock Option Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company. The Company has 1,840,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan and 96,002 shares remain available as of December 31, 2004. As of December 31, 2004, approximately 133 of the Company's employees were eligible to participate in the 1995 Stock Option Plan. Future grants under the 1995 Stock Option Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after September 14, 2005.

2002 Stock Option Plan
----------------------

The 2002 Stock Option Plan (the "2002 Plan") authorizes the granting of incentive stock options and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company. The Company has 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 421,667 were available as of December 31, 2004. As of December 31, 2004, approximately 133 of the Company's employees were eligible to participate in the 2002 Plan. Future grants under the 2002 Plan have not yet been determined. No option will vest more than ten years from the date of grant.

Compensation of the Chief Executive Officer

The Company is in the process of formalizing a new employment agreement with Gary Stern. See "Employment Agreements." Pursuant to that anticipated agreement, Mr. Stern will receive a base salary of $500,000 for fiscal year 2005. In the final year of the previous employment agreement Mr. Stern received a base salary of $450,000 and a bonus of $50,000. Mr. Stern's bonus was lower than the $250,000 received in fiscal year 2003; however, he was awarded 150,000 stock options reflecting the Company's financial performance during the fiscal year 2004 as compared to fiscal year 2003.

The Committee considered the overall level of Mr. Stern's cash compensation appropriate in view of Mr. Stern's leadership of the Company through its evolution into a leading consumer receivables asset management company, the Company's balance sheet strength and Mr. Stern's contributions to the building of the Company's infrastructure and the increased capabilities and expertise of the senior management team put into place by Mr. Stern. The specific bases for the Committee's determinations regarding Mr. Stern's compensation in 2004 included his aggressive leadership, which resulted in the significant strengthening of the Company's balance sheet and the Company's competitive position, his commitment to the development and implementation of the Company's strategic plan, his contribution to the building of the Company's infrastructure and his contributions to the achievement of the Company's performance goals. During fiscal year 2004, Mr. Stern increased the Company's line of credit from $35 million to $60 million. In addition, Mr. Stern's leadership resulted in record revenues and earnings for the fiscal year ended September 30, 2004.


This report is submitted on behalf of the Compensation Committee:

Edward Celano (Chairman)
David Slackman
Harvey Leibowitz

         The foregoing report of the Compensation Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during the fiscal year ended September 30, 2004, except Arthur Stern exercised options on January 14, 2004 but filed a Form 4 on February 17, 2004, Alan Rivera was granted options on February 9, 2004 but filed a Form 4 on February 26, 2004, Mitchell Herman was granted options on November 3, 2003 but filed a Form 4 on March 3, 2004, and Arthur Stern, Gary Stern, David Slackman, Harvey Leibowitz, Herman Badillo and Edward Celano were granted options on November 3, 2003 but filed a Form 4 on March 5, 2004 (March 15, 2004 as to Edward Celano) and Harvey Leibowitz sold shares on March 25, 2004 but filed a Form 4 on June 9, 2004. These late filings were inadvertent, and the required filings were made promptly after noting the failures to file.

                       CERTAIN RELATED PARTY TRANSACTIONS

         From time to time Group makes advances to the Company. During the year ended September 30, 2004, Group did not make any advances the Company and its subsidiaries.

         The Company has an employment agreement with its Chairman and Executive Vice President, Arthur Stern and is currently formalizing employment agreements with its President and CEO, Gary Stern and Chief Financial Officer Mitchell Cohen. See "Executive Compensation -- Employment Agreement".

         In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

                              STOCKHOLDER PROPOSALS

         SEC regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for the Company's Annual Meeting of Shareholders to be held in 2006 must be submitted to the Company on or before September 30, 2005, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. If a shareholder notifies the Company after November 14, 2005, of an intent to present a proposal at the Company's Annual Meeting of Shareholders to be held in 2006, the Company will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

         The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to Mitchell Cohen, Secretary, Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

         Pursuant to a policy adopted by the Board, Board members are required to attend the Company's annual meeting of shareholders. Each of the members of the Board of Directors attended the Company's 2004 annual meeting of shareholders.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2004 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

                                        By Order of the Board of Directors


                                        Mitchell Cohen, Secretary

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004 (EXCLUDING EXHIBITS) ACCOMPANY THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                       ANNUAL MEETING OF STOCKHOLDERS OF
                               ASTA FUNDING, INC.
                                 March 9, 2005


PROOF #1


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. Election of Directors:

                                 NOMINEES:
                                 ---------

|_| FOR ALL NOMINEES             O Gary Stern
                                 O Arthur Stern

|_| WITHHOLD AUTHORITY           O Herman Badillo
    FOR ALL NOMINEES             O David Slackman
                                 O Edward Celano
|_| FOR ALL EXCEPT
    (See instructions below)     O Harvey Leibowitz
                                 O Alan Rivera
                                 O Louis A. Piccolo

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------
                                                                         ____
To change the address on your account, please check the box at right     |   |
and indicate your new address in the address space above. Please note    |   |
that changes to the registered name(s) on the account may not be         |___|
submitted via this method.


In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meetintg or any adjournment thereof and upon matters incident to the conduct of the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN NAMED AT LEFT, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.


Signature of Stockholder_____________________________________  Date:___________

Signature of Stockholder_____________________________________  Date:___________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.